Exhibit 99.1


      Gladstone Capital Corporation Reports First Quarter Results for 2006


     MCLEAN, Va.--(BUSINESS WIRE)--Feb. 7, 2006--Gladstone Capital Corp. (NASDAQ:GLAD):

     -- Net Investment Income was $4.4 million or $0.38 per diluted common share

     -- Net Increase in Net Assets was $8.2 million or $0.71 per diluted common share

     Gladstone Capital Corp. (NASDAQ:GLAD) (the "Company") today announced earnings for the first quarter ended December 31, 2005. All share references are based on weighted average common shares outstanding, unless otherwise noted.
     Net Investment Income for the first quarter ended December 31, 2005 was $4,442,414, or $0.39 per basic share and $0.38 per diluted share, as compared to $4,677,404, or $0.41 per basic share and $0.40 per diluted share for the first quarter ended December 31, 2004.
     Net Increase in Net Assets Resulting from Operations for the first quarter ended December 31, 2005 was $8,233,349, or $0.73 per basic share and $0.71 per diluted share, as compared to $4,944,948 or $0.44 per basic share and $0.43 per diluted share for the same period one year ago.
     The Company also recorded net unrealized appreciation on its investments of $4,972,422 for the first quarter ended December 31, 2005, as compared to net unrealized appreciation of $282,605 for the first quarter ended December 31, 2004.
     Total assets were $212,106,143 at December 31, 2005, as compared to $205,793,094 at September 30, 2005. Net asset value was $13.74 per actual common share outstanding, at December 31, 2005 as compared to $13.41 per actual common share outstanding, at September 30, 2005.
     The annualized weighted average yield on the Company's portfolio for the three months ended December 31, 2005 was 12.6% (without giving effect to paid in kind interest) and 12.6% (after giving effect to PIK interest) as compared to 14.7% and 15.0% respectively for the same quarter one year ago.
     On October 1, 2005 the Company began recording stock option expense for stock-based awards, in accordance with Statement of Financial Accounting Standards No. 123(R) Share-Based Payment. Accordingly, the Company recorded $43,257 in stock option expense for the quarter ended December 31, 2005.

     For the quarter ended December 31, 2005, the Company:

     --   Recorded loans of nearly $26.7 million to four companies;

     -- Received principal repayments of $38.7 million, which included scheduled principal repayments;

     --   Sold loan investments at a loss of approximately $1.2 million; and

     --   Received prepayment penalties of approximately $67 thousand.

     At December 31, 2005, the Company had investments in debt securities in 27 private companies having an aggregate cost balance of $192.2 million and a fair value of $192.6 million.
     "First quarter 2006 was mixed as we expected. Repayments and prepayments exceeded new originations; however, by removing several companies from our portfolio, including two which resulted in a loss, we were able to greatly improve the portfolio's value quality as is reflected in the portfolio's appreciation during the quarter. We continue to believe that we are making conservative decisions as we build and prune the portfolio, decisions that we anticipate will reward shareholders over the long term," said Chip Stelljes, President and Chief Investment Officer.

     Subsequent to December 31, 2005, the Company:

     --   Extended $30.0 million of loans to four companies; and

     -- The Board of Directors declared on January 10, 2006, its monthly cash dividends of $0.135 per common share for each of the months of January, February and March of 2006.

     The financial statements below are without footnotes. We have filed a Form 10-Q today for the first quarter ended December 31, 2005 with the Securities and Exchange Commission (the "SEC"), which can be retrieved from the SEC's website at www.SEC.gov or from the Company's web site at www.GladstoneCapital.com. A paper copy can be obtained free of charge by writing to us at 1521 Westbranch Drive, Suite 200, McLean, VA 22102.
     The Company will hold a conference call Wednesday, February 8, 2006 at 9:30 am EDT to discuss first quarter earnings. Please call (877) 407-8214 to enter the conference. An operator will monitor the call and set a queue for the questions.
     The conference call replay will be available two hours after the call and will be available through March 8, 2006. To hear the replay, please dial (877) 660-6853 and access playback account 286 and ID code 190141.
     The live audio broadcast of Gladstone Capital's quarterly conference call will be available online at www.GladstoneCapital.com and www.investorcalendar.com. The online replay will follow shortly after the call.
     For further information contact our Investor Relations Manager, Kelly Sargent at 703-287-5835.

     This press release may include statements that may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements with regard to the future performance of the Company. Words such as "should," "believes," "feel," "expects," "projects," "goals," and "future" or similar expressions are intended to identify forward-looking statements. These forward-looking statements inherently involve certain risks and uncertainties, although they are based on the Company's current plans that are believed to be reasonable as of the date of this press release. Factors that may cause the Company's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements include, among others, those factors listed under the caption "Risk factors" of the Company's Form 10-K for the fiscal year ended September 30, 2005, as filed with the Securities and Exchange Commission on December 13, 2005. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.



GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)                                  Three Months Three Months
                                                Ended        Ended
                                             December 31, December 31,
                                                 2005         2004
                                             ------------ ------------
INVESTMENT INCOME
  Interest income - investments              $ 5,847,107  $ 5,707,343
  Interest income - cash and cash
   equivalents                                     8,912       16,340
  Interest income - notes receivable from
   employees                                     107,093      114,718
  Prepayment fees and other income                67,207      240,000
                                             ------------ ------------
    Total investment income                    6,030,319    6,078,401
                                             ------------ ------------

EXPENSES
  Loan servicing                                 715,415      530,952
  Management fee                                 268,701      327,302
  Professional fees                              122,466      238,722
  Amortization of deferred financing fees         26,250       91,912
  Interest expense                               652,078      171,730
  Stockholder related costs                      128,935       71,769
  Directors fees                                  24,000       27,000
  Insurance expense                               50,777       46,272
  Stock option compensation                       43,257            -
  General and administrative expenses             55,789       43,160
                                             ------------ ------------
    Expenses before credit from Gladstone
     Management                                2,087,668    1,548,819
                                             ------------ ------------
  Credit to management fee for fees
   collected by Gladstone Management            (550,000)    (286,500)
                                             ------------ ------------
    Total expenses net of credit to
     management fee                            1,537,668    1,262,319
                                             ------------ ------------

NET INVESTMENT INCOME BEFORE INCOME TAXES      4,492,651    4,816,082
                                             ------------ ------------
  Income tax expense                              50,237      138,678
                                             ------------ ------------
NET INVESTMENT INCOME                          4,442,414    4,677,404
                                             ------------ ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized (loss) gain on sale of
   investments                                (1,180,595)       9,750
  Unrealized depreciation on derivative             (892)     (24,811)
  Net unrealized appreciation on investments   4,972,422      282,605
                                             ------------ ------------
    Net unrealized gain on investments         3,790,935      267,544

NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                  $ 8,233,349  $ 4,944,948
                                             ============ ============

NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS PER COMMON SHARE:
   Basic                                     $      0.73  $      0.44
                                             ============ ============
   Diluted                                   $      0.71  $      0.43
                                             ============ ============

WEIGHTED AVERAGE SHARES OF COMMON STOCK
 OUTSTANDING:
   Basic                                      11,306,510   11,278,510
   Diluted                                    11,573,620   11,615,796


GLADSTONE CAPITAL CORPORATION
CONSOLIDATED STATEMENTS OF ASSETS &
 LIABILITIES
(Unaudited)
                                           December 31,  September 30,
                                                2005          2005
                                           ------------- -------------

ASSETS
Investments at fair value (Cost
 12/31/2005:$192,181,728; 9/30/2005:
 $205,375,554)                             $192,625,362  $200,846,763
Cash and cash equivalents                    15,393,252       503,776
Interest receivable - investments in debt
 securities                                     958,365     1,406,212
Interest receivable - officers                   17,150        27,067
Due from custodian                            2,413,120     2,624,074
Due from affiliate                              300,638             -
Deferred financing fees                          43,750        70,000
Prepaid assets                                  197,125       177,848
Other assets                                    157,381       137,354
                                           ------------- -------------
TOTAL ASSETS                               $212,106,143  $205,793,094
                                           ============= =============

LIABILITIES
Accounts payable                           $     10,784  $     21,893
Interest payable                                189,390       183,707
Fees due to affiliate                           210,109       391,322
Borrowings under lines of credit             55,723,723    53,034,064
Accrued expenses and deferred liabilities       352,962       350,665
Funds held in escrow                            202,164       200,760
                                           ------------- -------------
Total Liabilities                            56,689,132    54,182,411
                                           ------------- -------------
Net Assets                                 $155,417,011  $151,610,683
                                           ============= =============

ANALYSIS OF NET ASSETS
Common stock, $0.001 par value, 50,000,000
 shares authorized and 11,308,510 and
 11,303,510 shares issued and outstanding,
 respectively                              $     11,309  $     11,304
Capital in excess of par value              164,740,025   164,610,873
Notes receivable - officers                  (8,722,687)   (8,745,781)
Net unrealized appreciation/(depreciation)
 on investments                                 443,631    (4,528,791)
Unrealized depreciation on derivative          (254,639)     (253,747)
Realized (loss)/gain on sale of
 investments                                 (1,138,345)       42,250
Distributions less than net investment
 income                                         337,717       474,575
                                           ------------- -------------
Total Net Assets                           $155,417,011  $151,610,683
                                           ============= =============
Net Assets Per Share                       $      13.74  $      13.41
                                           ============= =============


GLADSTONE CAPITAL CORPORATION
FINANCIAL HIGHLIGHTS
(UNAUDITED)
                                       Three Months Ended December 31,
                                             2005            2004
                                       --------------- ---------------
Per Share Data (1)
------------------
  Net asset value at beginning of
   period                              $        13.41  $        13.50
                                       --------------- ---------------
  Income from investment operations:
    Net investment income (2)                    0.39            0.41
    Realized (loss)/gain on sale of
     investments (2)                            (0.10)              -
    Net unrealized gain on
     investments (2)                             0.44            0.03
    Net unrealized (loss) on
     derivatives (2)                                -               -
                                       --------------- ---------------
  Total from investment operations               0.73            0.44
                                       --------------- ---------------
  Less distributions:
    Distributions from net investment
     income                                     (0.41)          (0.36)
                                       --------------- ---------------
  Total distributions                           (0.41)          (0.36)
                                       --------------- ---------------
  Issuance of common stock under stock
   option plan                                   0.01               -
  Offering costs                                    -           (0.01)
  Repayment of principal on notes
   receivable                                       -            0.01
                                       --------------- ---------------
  Net asset value at end of period     $        13.74  $        13.58
                                       =============== ===============

  Per share market value at beginning
   of period                           $        22.55  $        22.71
  Per share market value at end of
   period                                       21.38           23.70
  Total Return (3)(4)                           -3.44%           5.94%
  Shares outstanding at end of period      11,308,510      11,278,510

  Ratios/Supplemental Data
  ------------------------
  Net assets at end of period          $  155,417,011  $  153,150,107
  Average net assets                   $  150,961,590  $  151,429,917
  Ratio of expenses to average net
   assets - annualized (5)                       5.66%           4.46%
  Ratio of net expenses to average net
   assets - annualized (6)                       4.21%           3.70%
  Ratio of net investment income to
   average net assets - annualized              11.77%          12.36%

(1) Basic per share data.

(2) Based on weighted average basic per share data.

(3) Total return equals the increase of the ending market value over the beginning market value plus monthly dividends divided by the monthly beginning market value, assuming monthly dividend reinvestment.

(4) Amounts were not annualized.

(5) Ratio of expenses to average net assets is computed using expenses before credit from Gladstone Management and including income tax expense.

(6) Ratio of net expenses to average net assets is computed using total expenses net of credits to management fee and including income tax expense.



     CONTACT: Gladstone Capital Corporation
              Kelly Sargent, 703-287-5835